UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

Power-One, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34782	77-0420182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

740 Calle Plano Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

(805) 987-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into Definitive Material Agreement

On January 30, 2013, Power-One, Inc. (the “Company”) and certain of its subsidiaries entered into a $50,000,000 five year senior secured asset based revolving credit agreement (“Credit Agreement”) with Bank of America, N.A. as the sole lender and administrative agent thereunder.  All amounts outstanding under the Credit Agreement will be due and payable on January 30, 2018.  The Credit Agreement amends and restates the Company’s existing credit agreement dated March 29, 2011, which agreement was due to expire in 2014.

The Company’s borrowings under the Credit Agreement (other than any swingline loans) will bear interest based on the London Interbank Offered Rate (“LIBOR”), plus an applicable margin or, at the option of the Company, the base rate (“Base Rate”) plus an applicable margin.  Each swingline loan shall bear interest at the Base Rate plus the applicable margin for Base Rate loans under the Credit Agreement.

The Credit Agreement includes usual and customary covenants for credit facilities of this type, including covenants limiting debt, investments, dividends, transactions with affiliates, liens, mergers, asset sales, and material changes in the business of the Company or its subsidiaries. The Credit Agreement also contains certain events of default, upon the occurrence of which, and so long as such event of default is continuing, the amounts outstanding may, at the option of the required lenders, be accelerated, or other remedies undertaken.

The foregoing description of the Credit Agreement is a summary and is qualified in its entirety by reference to the agreement itself, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement, dated as of January 30, 2013, by and among Power-One, Inc. and certain subsidiaries, as borrowers, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 5, 2013

POWER-ONE, INC.
(Registrant)

By:	/s/GARY LARSEN
Gary R. Larsen
Senior Vice President — Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Amended and Restated Credit Agreement, dated as of January 30, 2013, by and among Power-One, Inc. and certain subsidiaries, as borrowers, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other lenders party thereto.